UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2014 (July 23, 2014)

FastFunds Financial Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-33053	87-0425514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 400, West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 514-9042

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 24, 2014, FastFunds Financial Corporation (“FFFC”) announced the closing of a purchase agreement with Ohio-based Brawnstone Security, LLC (“Brawnstone”). Under the terms of the purchase agreement, FFFC, through its subsidiaries, now owns a 70% interest in Brawnstone. The purchase price, disclosed in the Membership Interest Purchase Agreement and Assignment of Membership Interest Agreement, attached as exhibits on Form 8-K, dated July 23, 2014, was $160,000.

Item 7.01. Regulation FD Disclosure.

On July 24, 2014, FastFunds Financial Corporation (“FFFC”) issued a press release announcing the closing of a Purchase Agreement pertaining to Brawnstone Security, LLC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”), nor is it subject to the liabilities of that section or deemed incorporated by reference into any filing made by FFFC under the Exchange Act or the Securities Act of 1933, as amended.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K and the exhibits filed herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “may,” “intend,” “believe,” “expect,” “anticipate,” “estimate” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements include, without limitation, satisfaction of the conditions to the closing of the Acquisition and the possibility that the Acquisition will not close; timing of the completion of the proposed Acquisition; and FastFunds’ plans for financing the Acquisition. Forward-looking statements are based upon FastFunds’ current belief as to the outcome and timing of future events. While FastFunds believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting FastFunds will be those that FastFunds currently anticipates. All subsequent written and oral forward-looking statements concerning FastFunds, the proposed transactions or other matters and attributable to FastFunds or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in operating risks, liquidity risks, legislative developments and other risk factors and known trends and uncertainties as described in FastFunds’ Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 as filed with the Securities Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, FastFunds’ actual results and plans could differ materially from those expressed in the forward-looking statements. FastFunds undertakes no obligation to update or revise forward-looking statements whether to reflect changed assumptions, or as a result of new information, the occurrence of unanticipated events or changes to future operating results over time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit
99.1	Press release, dated July 24, 2014, announcing the closing of Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTFUNDS FINANCIAL CORPORATION

By:	/s/ Henry Fong
Henry Fong
Chief Executive Officer

Dated: July 24, 2014